Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Zenvia Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

(i)             the Annual Report on Form 20-F for the year ended December 31, 2021 (the “Report”) of the Company, as filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mariana Cambiaghi
Date: March 31, 2022	Mariana Cambiaghi
Chief Financial Officer